     As filed with the Securities and Exchange Commission on April 28, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 22, 1998
                Date of Report (Date of earliest event reported)



                              VORNADO REALTY TRUST
             (Exact Name of Registrant as Specified in Its Charter)




            MARYLAND                       1-11954               22-1657560
  (State or other Jurisdiction           (Commission          (I.R.S. Employer
of Incorporation or Organization)         File No.)          Identification No.)


             PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY 07663
                     (Address of Principal Executive Office)


                                 (201) 587-1000
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On April 22, 1998, Vornado Realty Trust ("Vornado") amended its Amended and Restated Declaration of Trust, as amended (the "Declaration of Trust"), to increase the number of Vornado's authorized common shares of beneficial interest, $.04 par value per share ("Common Shares"), from 100,000,000 to 125,000,000. As so amended, Vornado's Declaration of Trust authorizes the issuance of up to 290,000,000 shares, consisting of 125,000,000 Common Shares, 20,000,000 preferred shares of beneficial interest, no par value per share, and 145,000,000 excess shares of beneficial interest, $.04 par value per share.

         On April 23, 1998, Vornado and Vornado Realty L.P. entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") relating to the issuance and sale by Vornado of an aggregate of 1,132,420 Common Shares at a price of $38.9067 per share, resulting in aggregate proceeds to Vornado of $44,058,725 before payment of expenses by Vornado estimated to be $175,000. Merrill Lynch intends to deposit such 1,132,420 Common Shares with the trustee of the Equity Investor Fund Cohen & Steers Realty Majors Portfolio (A Unit Investment Trust).



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) - (b)          Not applicable.

(c)                Exhibits Required by Item 601 of Regulation S-K.

     Exhibit No.  Exhibit
     -----------  -------

         1.1 Underwriting Agreement, dated April 23, 1998, among Vornado Realty Trust, Vornado Realty L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         3.1 Articles of Amendment of Declaration of Trust of Vornado Realty Trust, as filed with the State Department of Assessments and Taxation of Maryland on April 22, 1998.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  VORNADO REALTY TRUST


Dated:  April 28, 1998                            By:  /s/ Irwin Goldberg
                                                       ------------------
                                                       Irwin Goldberg
                                                       Vice President,
                                                       Chief Financial Officer
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                                  EXHIBIT INDEX



Exhibit No.     Exhibit
-----------     -------

     1.1 Underwriting Agreement, dated April 23, 1998, among Vornado Realty Trust, Vornado Realty L.P. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     3.1 Articles of Amendment of Declaration of Trust of Vornado Realty Trust, as filed with the State Department of Assessments and Taxation of Maryland on April 22, 1998.